MERRILL LYNCH
SPECIAL VALUE
FUND, INC.









FUND LOGO








Semi-Annual Report

September 30, 1995

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Dennis W. Stattman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH SPECIAL VALUE FUND, INC.


DEAR SHAREHOLDER

In the September quarter, Merrill Lynch Special Value Fund, Inc. slightly underperformed the unmanaged Russell 2000 Index. The Fund's Class A, Class B, Class C and Class D Shares returned +8.27%, +8.00%, +7.98% and +8.15%, respectively, while the Russell 2000 Index's total return was +9.88%. (Results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual and aggregate total returns, can be found on pages 4-6 of this report to shareholders.)

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the September quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the September quarter, the Fund's performance was helped by its positions in consumer nondurables (apparel, housewares), financial services (savings and loans, insurers) and healthcare companies. Several of the Fund's consumer nondurable stocks performed well despite generally poor performance of the overall industry sector, with the Fund's apparel stocks distinguishing themselves from the general malaise in the apparel industry by having successful niches. Savings and loan stocks performed well in an environment with generally stable interest rates and further acceleration of the pace of mergers and takeovers in the industry. Selected healthcare stocks, primarily biotechnology issues, responded positively to takeover announcements and a more favorable regulatory environment. The reasonably stable interest rate environment and increased confidence in reserve levels helped the Fund's holdings in insurance stocks, which added importantly to the Fund's performance this quarter.

Notable performers (in order of their positive contributions to the portfolio's total return) were SHL Systemhouse, Inc. (up 79%), Duracraft Corp. (up 69%), Norton McNaughton, Inc. (up 44%) and Char-ter One Financial, Inc. (up 21%). Our top performer, SHL Systemhouse, Inc., is a leading systems integration and outsourcing company. The company has agreed to be acquired by MCI Communications Inc.

Duracraft Corp., a manufacturer of home comfort products such as humidifiers, fans and air cleaners, continued to show sales and earnings gains despite the weakness being experienced at several other home products manufacturers. During the September quarter, the company announced several expansion efforts, including a licensing agreement with Fisher-Price Inc., to produce and market home-comfort appliances under the Fisher-Price brand name, and the acquisition of a producer and distributor of consumer appliances in Austria. By the end of the quarter, Duracraft Corp. stock had appreciated to our targeted level, and we sold the position.

During the September quarter, we added to our position in Norton McNaughton, Inc., which distinguished itself by delivering strong sales and earnings growth in a very difficult environment for most apparel companies. Norton McNaughton has benefited from growing sales to existing customers as retailers increasingly focused their orders on fewer apparel manufacturers, and took advantage of troubles in the industry by adding design teams from other firms so as to broaden its product line. Norton McNaughton designs, contracts for the manufacture of, and markets a line of moderately priced women's career apparel primarily sold in department stores. The company has developed excellent relationships with their department store customers. The company offers a high level of service, and their apparel has helped retailers generate sales in a tough environment for apparel sales.

Charter One Financial, Inc., a savings and loan headquartered in Cleveland, benefited from greater recognition of its attractive valuation and fundamental characteristics in an industry that received increased attention during the September quarter for its takeover potential. Investors also focused on the potential earnings growth anticipated from Charter One Financial's announced acquisition of First Fed Michigan Corporation, which is expected to close in December 1995. In the past, Charter One Financial's management has been successful at making acquisitions that were accretive to earnings. It is expected that they will be able to broaden the product line offered through First Fed Michigan Corporation's branch system and reduce costs by streamlining its back office. Early in the September quarter, the Fund increased its position in Charter One Financial, and later pared back its holdings slightly as the stock price rose.

The Fund was hindered by holdings in energy, retail, real estate investment trusts and technology. While several of the Fund's retail holdings rose in value, the sector in general was hampered by lackluster consumer spending during the summer. Energy stocks were volatile during the September quarter as investors initially expected price increases for oil and gas that did not materialize, causing many energy stocks to sell off by late September. Technology was problematic in the September quarter as certain small companies were especially hard hit by component shortages in the face of strong demand. Early in the quarter, investor demand--based on expected earnings increases and excitement over the introduction of Microsoft Corp.'s "Windows 95"--continued to propel technology stocks higher. The group largely stalled during late July and early August, and then began to trend down in September, as several bellwether technology companies announced lower-than-expected growth in sales and earnings.

Similar to the technology sector, stock prices of many of the growth-oriented industries, with high price/ earnings ratios, peaked by mid-August, plateaued, and then started to weaken. As September progressed, investors seemed to become less receptive toward the mushrooming number of initial public offerings, and many of the more speculative sectors of the stock market began to decline. By late September, investors started to focus on the increasing number of companies that began pre-announcing expected sales and earnings disappointments. These disappointments were not restricted to any one industry, but spanned a broad range of industries.

By late in the September quarter, many companies in the financial sector that had appreciated in part in response to takeover speculation (primarily banks and savings and loans), appeared fully priced based on their fundamentals and historical valuation ranges. More specifically, during the first calendar quarter, stocks of many savings and loan companies were selling at 1.0 times--1.2 times book value per share and price/earnings multiples of 7 times--9 times 1996 estimated per share earnings. By September, many of these stocks had risen to valuations of 1.4 times--1.6 times price/book and price/earnings multiples of 10 times--12 times next year's projected earnings. At the same time, earnings prospects have not been improving. Many stock prices could be justified only by assuming that the companies would be acquired at 2.0 times book value per share. The Fund used the opportunity to sell into the strong market for financial stocks and pare back some positions in the savings and loan and insurance industries.

The September quarter was active from the Fund's standpoint. Cash inflows continued strong, but at the same time, rising stock prices meant that many investments reached their target prices and were pared back. During the September quarter, we bought shares in 48 new holdings. The Fund also added to positions in 32 existing holdings. Purchases spanned a wide variety of industries. Sectors receiving emphasis included some that were leading the market, such as technology and biotechnology/healthcare. Other purchases focused on industries that were more attractive in terms of relative valuations, including real estate investment trusts, energy and pollution control. The Fund added to existing positions in insurance, technology and healthcare. Weakness early in the quarter in a few financial stocks also enabled us to add to our holdings.

We eliminated holdings in 38 positions. Most sales were motivated by stocks appreciating to our price objectives aided by the strong rise in the market. Concerns over companies' operating results also prompted some sales. We reduced positions in 21 companies. Again, most sales were driven by the stocks appreciating to less attractive valuation levels.

For most of the September quarter, cash reserves as a percentage of the portfolio remained approximately constant. However, near September quarter-end as many small market capitalization stock prices declined, thereby making many securities somewhat more attractive, the Fund slightly reduced its percentage in cash reserves. The Fund started the September quarter with a cash position of 26.6% of net assets and ended the quarter with 24.8% in cash. Including cash reserves, at the end of the September quarter, we estimate that the Fund had approximately 90% of the volatility of the Russell 2000 Index.

The stock market, as measured by popular indexes such as the Russell 2000 and Standard & Poor's 500, moved higher during July, August and most of September, before declining during the last half of September. The technology sector and several other growth-oriented sectors peaked earlier. They stalled during mid-August and began to trend downward during September. By the last few days of the September quarter, the overall small stock capitalization sector of the stock market began to sell off, fueled primarily by a growing number of pre-announced earnings disappointments. Following the Federal Reserve Board's early July reduction in the discount rate, interest rates during the September quarter moved down very slightly from the beginning to the end of the quarter, reversing a modest rise in long-term interest rates during the middle of the quarter. Investors seemed to alternate almost daily between their concerns over the economy's perceived excessive strength or the economy's perceived signs of weakening, depending upon which government statistic was released on any particular day. We continue our somewhat cautious stance, characterized by the above-mentioned cash reserves and emphasis on a value-oriented investment strategy. On a more positive note, the decline in the stock market during the last week of the September quarter and first few days of October has provided us with several opportunities to purchase individual stocks at more attractive valuations than were available during the increasingly speculative market of July and August.

In Conclusion
We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc. We look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Dennis Stattman)
Dennis Stattman
Vice President and Portfolio Manager






October 27, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 5 and 6. The "Results of a $1,000 Investment Since Inception--Class A Shares" chart on page 5 illustrates the performance of a $1,000 investment in Class A Shares made at the Fund's inception (assuming the maximum sales charge of 5.25%) through September 30, 1995. "Aggregate Total Return" tables for Class C and Class D Shares are presented on page 5. Data for all of the Fund's shares are presented in the "Recent Performance Results" table below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                                      12 Month      3 Month
                                                               9/30/95      6/30/95      9/30/94++    % Change++    % Change
ML Special Value Fund, Inc. Class A Shares*                     $17.15       $15.84       $15.77       +11.28%(1)     +8.27%
ML Special Value Fund, Inc. Class B Shares*                      16.61        15.38        15.31       +11.08(1)      +8.00
ML Special Value Fund, Inc. Class C Shares*                      16.51        15.29        15.06       +12.26(1)      +7.98
ML Special Value Fund, Inc. Class D Shares*                      17.12        15.83        15.52       +12.87(1)      +8.15
Russell 2000 Index**                                            310.38       283.63       256.12       +21.19         +9.43
ML Special Value Fund, Inc. Class A Shares--Total Return*                                              +17.29(2)      +8.27
ML Special Value Fund, Inc. Class B Shares--Total Return*                                              +16.09(3)      +8.00
ML Special Value Fund, Inc. Class C Shares--Total Return*                                              +18.02(4)      +7.98
ML Special Value Fund, Inc. Class D Shares--Total Return*                                              +18.83(5)      +8.15
Russell 2000 Index**--Total Return                                                                     +23.37         +9.88

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.343 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.800 per share ordinary income dividends and $0.343 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.650 per share ordinary income dividends and $0.343 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.734 per share ordinary income dividends and $0.343 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.780 per share ordinary income dividends and $0.343 per share capital gains distributions.




PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the performance of a $1,000 investment in the Fund's Class A Shares since inception (5/5/78) through 9/30/95. Beginning and ending values are $947.50 and $4,278.11.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +17.29%        +11.13%
Five Years Ended 9/30/95                  +20.10         +18.81
Ten Years Ended 9/30/95                   + 7.92         + 7.34

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                        +16.09%        +12.09%
Five Years Ended 9/30/95                  +18.89         +18.89
Inception (10/21/88) through 9/30/95      + 8.35         + 8.35

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +18.02%        +17.02%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                           +18.83%        +12.59%

[FN]
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*   % Change**
5/5/78--12/31/78                   $ 9.60      $ 8.70          --          $0.190         - 7.63%
1979                                 8.70       10.16        $0.370         0.320         +25.67
1980                                10.16       12.54         0.500         0.195         +33.62
1981                                12.54       10.58         0.890         0.390         - 6.27
1982                                10.58       10.67         0.650         0.380         +12.70
1983                                10.67       12.45         0.610         0.070         +22.40
1984                                12.45       11.10         0.290         0.120         - 7.60
1985                                11.10       14.29         0.340         0.090         +33.14
1986                                14.29       13.97         0.620         0.050         + 1.88
1987                                13.97       10.32         1.086         0.143         -18.52
1988                                10.32       11.83         0.017         0.233         +17.06
1989                                11.83       11.65          --           0.237         + 0.42
1990                                11.65        8.32          --           0.148         -27.52
1991                                 8.32       12.80          --           0.080         +54.87
1992                                12.80       14.96          --           0.019         +17.04
1993                                14.96       15.66         0.594         0.811         +14.26
1994                                15.66       14.70         0.561         0.940         + 3.81
1/1/95--9/30/95                     14.70       17.15         0.151         0.349         +20.34
                                                             ------        ------
                                                       Total $6.679  Total $4.765

                                                  Cumulative total return as of 9/30/95: +351.52%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $12.01      $11.82        $0.017        $0.095         - 0.62%
1989                                11.82       11.61          --           0.140         - 0.64
1990                                11.61        8.29          --           0.050         -28.26
1991                                 8.29       12.69          --           0.019         +53.32
1992                                12.69       14.70          --            --           +15.84
1993                                14.70       15.31         0.594         0.692         +13.07
1994                                15.31       14.30         0.561         0.828         + 2.79
1/1/95--9/30/95                     14.30       16.61         0.151         0.283         +19.42
                                                             ------        ------
                                                       Total $1.323  Total $2.107

                                                   Cumulative total return as of 9/30/95: +74.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



SCHEDULE OF INVESTMENTS
                                                                                                        Value    Percent of
Industries                 Shares Held         Stocks & Convertible Bonds            Cost             (Note 1a)  Net Assets
Aerospace                       86,800  ++Banner Aerospace, Inc.                 $    592,640        $    455,700      0.1%
                               257,800  ++UNC, Inc.                                 1,466,514           1,611,250      0.3
                                                                                 ------------        ------------    ------
                                                                                    2,059,154           2,066,950      0.4


Apparel                        804,200  ++Farah, Inc. (h)                           6,613,367           5,930,975      1.1
                               233,000    Kellwood Co.                              4,270,366           4,805,625      0.9
                                84,000  ++Marisa Christina, Inc.                      862,660           1,344,000      0.3
                               470,000  ++Norton McNaughton, Inc. (h)               7,009,095          10,457,500      1.9
                                75,000    The Warnaco Group, Inc. (Class A)         1,142,930           1,800,000      0.3
                                                                                 ------------        ------------    ------
                                                                                   19,898,418          24,338,100      4.5


Automotive                     153,800    Smith (A.O.) Corp.                        3,546,633           3,979,575      0.7


Banks & Finance                 60,000    American Federal Bank, FSB                  611,250             915,000      0.2
                               246,900    Bankers Corp.                             2,096,399           4,444,200      0.8
                                20,000    Banknorth Group, Inc.                       365,000             665,000      0.1
                               479,500    Charter One Financial, Inc.               9,589,390          14,145,250      2.6
                               170,000  ++Civic Bancorp, Inc.                         926,250           1,253,750      0.2
                                28,000    Collective Bancorp., Inc.                   492,909             724,500      0.1
                                83,000    The Co-Operative Bank of Concord          1,198,949           1,545,875      0.3
                               165,000  ++FirstFed Financial Corp.                  2,272,739           2,578,125      0.5
                               205,000    Roosevelt Financial Group, Inc.           3,215,002           3,613,125      0.7
                                                                                 ------------        ------------    ------
                                                                                   20,767,888          29,884,825      5.5

Beverages                       76,000  ++Celestial Seasonings, Inc.                1,159,395           1,368,000      0.3


Biotechnology                   40,000  ++Alteon, Inc.                                181,731             510,000      0.1
                               206,000  ++Applied Immune Sciences, Inc.             2,870,234           1,545,000      0.3
                                25,000  ++Athena Neurosciences, Inc.                  228,125             298,438      0.1
                               147,000  ++COR Therapeutics, Inc.                    1,614,345           1,635,375      0.3
                               173,500  ++CytoTherapeutics, Inc.                    1,354,051           1,691,625      0.3
                                45,000    The Liposome Company, Inc.
                                          (Convertible Preferred)                     992,998           1,518,750      0.3
                                76,100    National Patent Development Corp.           208,155             147,444      0.0
                                50,000  ++Neurogen Corporation                        802,292           1,112,500      0.2
                                10,000  ++SangStat Medical Corp.                       76,375              76,250      0.0
                               530,000  ++Scios Nova, Inc.                          2,347,838           2,186,250      0.4
                               215,000  ++Univax Biologics, Inc.                    1,511,440           1,451,250      0.3
                                                                                 ------------        ------------    ------
                                                                                   12,187,584          12,172,882      2.3


Building &                      70,000  ++American Homestar, Inc.                     560,000           1,093,750      0.2
Building Materials             210,300  ++Giant Cement Holding, Inc.                2,487,961           2,549,888      0.5
                               413,000  ++Redman Industries, Inc. (h)               7,241,169          10,738,000      2.0
                               135,300    Ryland Group, Inc.                        1,884,618           2,097,150      0.4
                               150,200  ++Washington Homes, Inc.                      872,781             751,000      0.1
                                                                                 ------------        ------------    ------
                                                                                   13,046,529          17,229,788      3.2


Business Services              621,400  ++Applied Bioscience
                                          International, Inc.                       3,407,877           3,961,425      0.7
                                76,500    Banta Corp.                               2,333,080           3,251,250      0.6
                                                                                 ------------        ------------    ------
                                                                                    5,740,957           7,212,675      1.3

SCHEDULE OF INVESTMENTS (continued)
                                                                                                        Value    Percent of
Industries                 Shares Held         Stocks & Convertible Bonds            Cost             (Note 1a)  Net Assets
Chemicals                       50,000    Lesco, Inc.                            $    705,682        $    725,000      0.1%

Computer Services              240,500    Boole & Babbage, Inc.                     3,101,038           7,245,063      1.3
                                35,000  ++Primark Corp.                               593,975             870,625      0.2
                                                                                 ------------        ------------    ------
                                                                                    3,695,013           8,115,688      1.5


Computers                      145,000  ++Amdahl Corp.                              1,312,250           1,395,625      0.3
                                 4,000    Cellnet Data Systems,
                                          Inc., 13%++++ due 6/15/2005
                                          (Units) (e)                               2,210,006           2,240,000      0.4
                                25,000  ++DH Technology, Inc.                         295,000             800,000      0.2
                               251,300  ++Radius, Inc.                              2,400,646           1,790,513      0.3
                               165,000  ++Storage Technology Corp.                  3,628,278           4,042,500      0.8
                               315,000  ++Stratus Computer, Inc.                    9,130,517           8,268,750      1.5
                               100,000  ++Tandem Computers, Inc.                    1,293,500           1,225,000      0.2
                                                                                 ------------        ------------    ------
                                                                                   20,270,197          19,762,388      3.7


Cosmetics                        1,317    Alfin, Inc. (Preferred) (d)                       0                   0      0.0


Data Processing                100,000  ++Cognos, Inc.                                829,250           3,425,000      0.6
                                78,800  ++Consilium, Inc.                             575,018           1,073,650      0.2
                               525,800  ++Control Data Systems, Inc.                5,213,024           6,375,325      1.2
                                71,500  ++Hyperion Software Corp.                   3,005,624           4,057,625      0.8
                               464,000  ++Information Resources, Inc.               6,368,064           6,206,000      1.1
                                80,000  ++ParcPlace Systems, Inc.                     675,593             840,000      0.1
                               120,000  ++Platinum Technology, Inc.                 2,480,451           2,490,000      0.5
                                39,000  ++Progress Software Corp.                   2,325,251           2,613,000      0.5
                               200,000  ++SHL Systemhouse, Inc.                     1,040,625           2,500,000      0.5
                               123,800  ++Software Spectrum, Inc.                   2,749,149           3,048,575      0.6
                               115,000  ++Sterling Software, Inc.                   4,053,646           5,232,500      1.0
                               115,000  ++VMARK Software, Inc.                      1,994,451           1,739,375      0.3
                                                                                 ------------        ------------    ------
                                                                                   31,310,146          39,601,050      7.4


Electrical Equipment            60,000  ++Catalina Lighting, Inc.                     471,291             315,000      0.1
                               138,000  ++Comptek Research, Inc.                    2,204,043           2,397,750      0.4
                                26,300  ++WPI Group, Inc.                             164,375              78,900      0.0
                                                                                 ------------        ------------    ------
                                                                                    2,839,709           2,791,650      0.5

Electronics                    100,000  ++Alden Electronics, Inc.                     422,500             225,000      0.0
                               500,011  ++Automated Security Holdings
                                          PLC (ADR)*                                1,774,832             750,017      0.1
                                20,100  ++Benchmark Electronics, Inc.                 415,769             565,313      0.1
                                55,000  ++Dovatron International, Inc.              1,599,650           1,904,375      0.4
                                27,562  ++Maxwell Laboratories, Inc.                  316,726             268,730      0.0
                               226,000  ++Micronics Computers, Inc.                 1,198,238           1,045,250      0.2
                                55,000  ++Sheldahl, Inc.                              789,095           1,058,750      0.2
                                33,800    Technitrol, Inc.                            551,278             566,150      0.1
                                40,000  ++VLSI Technology, Inc.                       448,125           1,370,000      0.3
                                                                                 ------------        ------------    ------
                                                                                    7,516,213           7,753,585      1.4



SCHEDULE OF INVESTMENTS (continued)
                                                                                                        Value    Percent of
Industries                 Shares Held         Stocks & Convertible Bonds            Cost             (Note 1a)  Net Assets
Environmental &                390,250    NSC Corp.                              $  2,062,737        $    829,281      0.2%
Environmental Control          110,000  ++Rollins Environmental Services,
                                          Inc.                                        546,187             536,250      0.1
                                                                                 ------------        ------------    ------
                                                                                    2,608,924           1,365,531      0.3


Fertilizers                     33,000  ++Arcadian Corp.                              511,500             672,375      0.1


Fragrance Distributor          205,000  ++Model Imperial, Inc.                      1,349,000             563,750      0.1


Healthcare--                   215,000  ++Beverly Enterprises, Inc.                 2,869,712           2,956,250      0.5
Products & Services            330,000  ++Charter Medical Corp.                     5,885,321           6,765,000      1.3
                               485,000    Community Psychiatric Centers             5,643,286           5,698,750      1.1
                                50,000  ++Healthcare Services Group, Inc.             468,500             537,500      0.1
                               504,500  ++Ramsey Health Care, Inc. (h)              3,537,506           1,765,750      0.3
                               131,644  ++Ramsey Managed Care (a)                     296,199             296,199      0.0
                               200,000  ++Unilab Corp.                              1,106,250             850,000      0.2
                                                                                 ------------        ------------    ------
                                                                                   19,806,774          18,869,449      3.5


Home Furnishings               150,000    Crown Crafts, Inc.                        2,442,748           1,950,000      0.4

Insurance                      358,000    Ace, Ltd.                                 8,997,258          12,306,250      2.3
                                32,000    American National Insurance Co.           1,873,745           1,864,000      0.3
                               215,000    Capital Guaranty Corp.                    3,254,364           4,783,750      0.9
                                56,000    First Colony Corp.                        1,462,923           1,512,000      0.3
                               194,700    Harleysville Group, Inc.                  4,260,949           5,792,325      1.1
                               190,200  ++Omni Insurance Group, Inc.                1,217,398           1,331,400      0.2
                               610,300    PXRE Corp. (h)                           13,256,396          16,630,675      3.1
                               457,700    Security-Connecticut Corp.               10,877,608          12,643,962      2.4
                                57,700  ++Transnational Re Corp. (Class A)          1,110,547           1,327,100      0.3
                                                                                 ------------        ------------    ------
                                                                                   46,311,188          58,191,462     10.9


Leasing                        244,000    Sea Containers, Ltd.                      4,237,586           4,819,000      0.9


Machinery                       40,000    AGCO Corp.                                1,792,525           1,820,000      0.3


Medical                        183,500    Analogic Corp.                            3,250,002           3,715,875      0.7
                                80,000  ++Utah Medical Products, Inc.               1,208,440           1,280,000      0.2
                                                                                 ------------        ------------    ------
                                                                                    4,458,442           4,995,875      0.9


Metals--Non-Ferrous             76,800    Handy & Harman                            1,205,929           1,152,000      0.2


Miscellaneous                   45,000    PHH Corp.                                 1,541,238           2,025,000      0.4



SCHEDULE OF INVESTMENTS (continued)
                           Face Amount/                                                                 Value    Percent of
Industries                 Shares Held         Stocks & Convertible Bonds            Cost             (Note 1a)  Net Assets
Natural Resources              145,000  ++Abraxas Petroleum Corp.                $  1,642,500         $ 1,169,062      0.2%
                                90,900  ++Atwood Oceanics, Inc.                       763,562           1,880,494      0.3
                               115,000  ++Tom Brown, Inc.                           1,386,651           1,566,875      0.3
                                29,000    Cliffs Drilling Co. (Convertible
                                          Preferred)                                  774,875             826,500      0.1
                               299,254  ++Coho Resources, Inc.                      2,075,477           1,533,677      0.3
                               122,000  ++Core Laboratories N.V.                    1,493,375           1,464,000      0.3
                               153,500  ++Gerrity Oil & Gas Corp.                   1,865,787             479,687      0.1
                               270,000  ++Global Natural Resources, Inc.            2,681,614           2,666,250      0.5
                                70,700  ++Grant Tensor Geophysical Corp.
                                          (Convertible
                                          Preferred)                                1,175,940           1,175,387      0.2
                               155,000  ++Input/Output, Inc.                        4,900,000           5,948,125      1.1
                               359,000  ++International Petroleum Corp.               990,247           1,032,125      0.2
                                 2,625    NS Group, Inc., 13.50% due
                                          7/15/2003 (Units) (f)                     2,504,356           2,506,875      0.5
                               168,000  ++Newpark Resources, Inc.                   3,057,550           2,940,000      0.5
                               120,000  ++Noble Drilling Corp.                        735,714             930,000      0.2
                               105,000  ++Nuevo Energy Co.                          2,023,100           2,362,500      0.4
                                50,000    Plains Resources, Inc.                      402,500             396,875      0.1
                               308,391    Plains Resources, Inc. (g)                1,806,983           2,409,305      0.4
                             $ 900,000    Swift Energy Corp., Convertible
                                          Bonds, 6.50% due 6/30/2003                  924,000             850,500      0.2
                               192,100    Total Petroleum of North America,
                                          Ltd.                                      2,342,351           1,969,025      0.4
                               346,500  ++Trans Texas Gas Corp.                     4,359,375           6,280,312      1.2
                                 2,876    Transamerican Refining Corp.,
                                          18.29%++++ due 2/15/2002 (Units)
                                          (c)                                       1,888,353           2,157,000      0.4
                                20,000    The Wiser Oil Co.                           360,000             275,000      0.1
                                                                                 ------------        ------------    ------
                                                                                   40,154,310          42,819,574      8.0

Paper/Forest Products          136,100  ++Duplex Products, Inc.                       985,667           1,020,750      0.2
                               140,000    Pope & Talbot, Inc.                       2,335,976           2,170,000      0.4
                                                                                 ------------        ------------    ------
                                                                                    3,321,643           3,190,750      0.6


Personal Care Products          50,000  ++Marietta Corp.                              441,875             406,250      0.1


Pharmaceuticals                 30,000  ++Agouron Pharmaceuticals, Inc.               761,164             862,500      0.2
                                19,025  ++American Drug Co.                             2,377               4,756      0.0
                                19,025  ++American Drug Co. (Warrants) (b)              1,189               1,189      0.0
                               300,000  ++Ariad Pharmaceuticals, Inc.               1,322,811           1,387,500      0.3
                               182,000  ++Cytel Corp.                                 967,186           1,274,000      0.2
                               240,000  ++Gensia, Inc.                              1,115,000           1,320,000      0.3
                               170,700  ++NeoRx Corp.                               1,085,976           1,184,231      0.2
                                45,000  ++Regeneron Pharmaceuticals, Inc.             155,700             703,125      0.1
                               143,000  ++Vical, Inc.                               1,154,202           1,680,250      0.3
                                                                                 ------------        ------------    ------
                                                                                    6,565,605           8,417,551      1.6


Photo-Optical Instruments       80,000    Instron Corp.                             1,010,849           1,080,000      0.2


Real Estate &               $1,000,000    Alexander Haagen Properties,
Real Estate                               Inc., 7.25% due 12/27/2003                1,000,000             942,500      0.2
Investment Trusts              105,000    Bay Apartment Communities, Inc.           1,901,462           2,257,500      0.4
                                23,000    Cali Realty Corp.                           364,567             465,750      0.1
                               110,000    Carr Realty Corp.                         2,223,480           2,062,500      0.4

SCHEDULE OF INVESTMENTS (continued)
                                                                                                        Value    Percent of
Industries                 Shares Held         Stocks & Convertible Bonds            Cost             (Note 1a)  Net Assets
Real Estate &                   88,000    Catellus Development Corp.
Real Estate                               (Convertible Preferred)                $  3,200,250         $ 3,608,000      0.7%
Investment Trusts              315,000    Crown American Realty Trust               4,268,387           2,598,750      0.5
(concluded)                     25,000    Developers Diversified Realty Corp.         701,563             753,125      0.1
                                23,200    Duke Realty Investments, Inc.               645,629             722,100      0.1
                                60,000    Manufactured Home Communities, Inc.         887,550           1,035,000      0.2
                                40,000    Merry Land & Investment Co., Inc.           772,400             845,000      0.2
                                50,000  ++Mid-America Apartment Communities,
                                          Inc.                                      1,253,000           1,237,500      0.2
                                40,000    Spieker Properties, Inc.                    804,350             960,000      0.2
                                                                                 ------------        ------------    ------
                                                                                   18,022,638          17,487,725      3.3


Restaurants                     60,000  ++Shoney's, Inc.                              640,500             660,000      0.1
                             1,114,900  ++TPI Enterprises, Inc. (h)                 5,314,035           4,877,687      0.9
                                                                                 ------------        ------------    ------
                                                                                    5,954,535           5,537,687      1.0


Retailing                      468,500    J. Baker, Inc.                            7,047,889           3,806,562      0.7
                               140,000  ++The Bombay Company, Inc.                  1,074,500           1,137,500      0.2
                               236,200  ++Bon-Ton Stores, Inc.                      2,471,959           1,801,025      0.3
                               313,800  ++Catherines Stores Corp.                   3,404,710           3,687,150      0.7
                                58,000  ++Consolidated Stores Corporation           1,011,230           1,341,250      0.3
                                13,000  ++Dress Barn, Inc.                            127,387             134,875      0.0
                                20,000  ++Gantos, Inc.                                497,275              55,000      0.0
                             1,063,000  ++Grossman's, Inc.                          3,251,812           1,860,250      0.3
                               300,000    Hancock Fabrics, Inc.                     2,706,004           3,000,000      0.6
                               110,000  ++OfficeMax, Inc.                           1,637,633           2,667,500      0.5
                               320,250    Pier 1 Imports, Inc.                      2,687,712           3,242,531      0.6
                               102,000  ++REX Stores Corp.                          1,315,670           1,912,500      0.4
                                40,000  ++S&K Famous Brands, Inc.                     511,650             350,000      0.1
                               700,000  ++Service Merchandise Co., Inc.             4,260,435           4,987,500      0.9
                               144,000    Venture Stores, Inc.                      2,407,682             828,000      0.2
                               711,100  ++The Wet Seal, Inc. (Class A) (h)          2,501,757           4,355,487      0.8
                               100,000  ++Whole Foods Market, Inc.                  1,237,500           1,312,500      0.2
                                                                                 ------------        ------------    ------
                                                                                   38,152,805          36,479,630      6.8

Telecommunications             250,000  ++General DataComm Industries, Inc.         3,249,388           3,687,500      0.7


Textiles                       300,000  ++Burlington Industries, Inc.               3,384,602           3,787,500      0.7


Toy Manufacturing              389,000  ++Just Toys, Inc. (h)                       1,738,722             875,250      0.2


Transportation                 400,000  ++Kirby Corp.                               6,331,700           6,200,000      1.2


Utilities                      125,000    American Water Works Co., Inc.            1,921,197           3,828,125      0.7
                                80,000    Wicor, Inc.                               2,227,100           2,420,000      0.5
                                                                                 ------------        ------------    ------
                                                                                    4,148,297           6,248,125      1.2


                                          Total Stocks & Convertible Bonds        363,486,341         409,644,140     76.4



SCHEDULE OF INVESTMENTS (concluded)
                                                                                                       Value      Percent of
                          Face Amount            Short-Term Securities                Cost           (Note 1a)    Net Assets
Commercial Paper**        $ 20,000,000    Corporate Receivables Corp.,
                                          5.70% due 10/24/1995                   $ 19,924,000        $ 19,924,000      3.7%
                             1,237,000    General Electric Capital Corp.,
                                          6.45% due 10/02/1995                      1,236,557           1,236,557      0.2
                            20,000,000    H.J. Heinz Co., 5.70% due 10/23/1995     19,927,167          19,927,167      3.7
                            20,000,000    Matterhorn Capital Corp., 5.71%
                                          due 10/24/1995                           19,923,867          19,923,867      3.7
                                                                                 ------------        ------------    ------
                                                                                   61,011,591          61,011,591     11.3


US Government &              5,000,000    Federal Farm Credit Bank, 5.64%
Agency Obligations**                      due 10/02/1995                            4,998,433           4,998,433      1.0
                            20,000,000    Federal Home Loan Bank, 5.59%
                                          due 10/23/1995                           19,928,572          19,928,572      3.7
                             7,000,000    Federal Home Loan Mortgage Corp.,
                                          5.62% due 10/06/1995                      6,993,443           6,993,443      1.3
                            40,000,000    Federal National Mortgage Association,
                                          5.66% due 10/16/1995                     39,899,378          39,899,378      7.5
                                                                                 ------------        ------------    ------
                                                                                   71,819,826          71,819,826     13.5

                                          Total Short-Term Securities             132,831,417         132,831,417     24.8


Total Investments                                                                $496,317,758         542,475,557    101.2
                                                                                 ============
Liabilities in Excess of Other Assets                                                                  (6,309,113)    (1.2)
                                                                                                     ------------    ------
Net Assets                                                                                           $536,166,444    100.0%
                                                                                                     ============    ======



   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
  ++Non-income producing security.
++++Represents the yield to maturity on this zero coupon bond.
 (a)The Fund received shares of Ramsey Managed Care as a result of the spinoff of Ramsey Health Care, Inc.
 (b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (c)Each unit consists of a $1,000 bond plus 17.09 warrants. Each warrant can be exercised for 1 share of common stock.
 (d)Security represents 14.5% Cumulative Preferred Stock. For each share of Preferred Stock, the Fund will receive an annual dividend of approximately 9.43 shares of Common Stock.
 (e)Each unit consists of a $1,000 par senior discount note plus 4 warrants.
 (f)Each unit consists of a $1,000 bond plus 1 warrant.
 (g)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $2,409,000, representing 0.4% of net assets.


                            Acquisition                            Value
    Issue                      Dates               Cost          (Note 1a)

    Plains Resources, Inc.    5/25/1992--       $1,806,983       $2,409,305
                              1/18/1995
    Total                                       $1,806,983       $2,409,305
                                                ==========       ==========

 (h)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                         Net Share        Net        Dividend
    Industry                    Affiliate                Activity         Cost         Income

    Apparel               Farah, Inc.                     119,400     $  815,197          --
    Apparel               Norton McNaughton, Inc.         317,900      4,866,427
    Building &
     Building Materials   Redman Industries, Inc.          13,000        458,538          --
    Health Care--
     Products & Services  Ramsey Health Care, Inc.             --             --          --
    Insurance             PXRE Corp.                      215,300      4,894,497    $168,795
    Restaurants           TPI Enterprises, Inc.           578,500      2,117,844          --
    Retailing             The Wet Seal, Inc. (Class A)    (34,300)      (141,488)         --
    Toy Manufacturing     Just Toys, Inc.                      --             --          --



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1995
Assets:             Investments, at value (identified cost--$496,317,758) (Note 1a)                         $542,475,557
                    Receivables:
                      Securities sold                                                      $  1,959,357
                      Capital shares sold                                                     1,493,356
                      Dividends                                                                 201,918
                      Interest                                                                   94,970        3,749,601
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          45,083
                                                                                                            ------------
                    Total assets                                                                             546,270,241
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    8,074,370
                      Capital shares redeemed                                                 1,347,877
                      Investment adviser (Note 2)                                               325,846
                      Distributor (Note 2)                                                      283,883       10,031,976
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        71,821
                                                                                                            ------------
                    Total liabilities                                                                         10,103,797
                                                                                                            ------------

Net Assets:         Net assets                                                                              $536,166,444
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    988,031
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,923,040
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            149,940
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            132,110
                    Paid-in capital in excess of par                                                         469,070,283
                    Undistributed investment income--net                                                       1,539,172
                    Undistributed realized capital gains on investments--net                                  16,206,069
                    Unrealized appreciation on investments--net                                               46,157,799
                                                                                                            ------------
                    Net assets                                                                              $536,166,444
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $169,419,193 and 9,880,312
                    shares outstanding                                                                      $      17.15
                                                                                                            ============
                    Class B--Based on net assets of $319,366,620 and 19,230,399
                    shares outstanding                                                                      $      16.61
                                                                                                            ============
                    Class C--Based on net assets of $24,758,539 and 1,499,405
                    shares outstanding                                                                      $      16.51
                                                                                                            ============
                    Class D--Based on net assets of $22,622,092 and 1,321,095
                    shares outstanding                                                                      $      17.12
                                                                                                            ============



                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended September 30, 1995
Investment          Interest and discount earned                                                            $  3,946,478
Income              Dividends (net of $4,322 foreign withholding tax)                                          2,686,373
(Notes 1c & 1d):                                                                                            ------------
                    Total income                                                                               6,632,851
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          1,713,973
                    Account maintenance and distribution fees--Class B (Note 2)                                1,403,140
                    Transfer agent fees--Class B (Note 2)                                                        338,031
                    Transfer agent fees--Class A (Note 2)                                                        145,874
                    Printing and shareholder reports                                                              96,706
                    Account maintenance and distribution fees--Class C (Note 2)                                   91,462
                    Registration fees (Note 1e)                                                                   56,383
                    Custodian fees                                                                                27,035
                    Professional fees                                                                             25,240
                    Transfer agent fees--Class C (Note 2)                                                         22,877
                    Accounting services (Note 2)                                                                  21,566
                    Account maintenance fees--Class D (Note 2)                                                    20,883
                    Transfer agent fees--Class D (Note 2)                                                         17,158
                    Directors' fees and expenses                                                                  12,384
                    Pricing fees                                                                                     100
                    Other                                                                                          4,402
                                                                                                            ------------
                    Total expenses                                                                             3,997,214
                                                                                                            ------------
                    Investment income--net                                                                     2,635,637
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         16,828,067
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     37,505,232
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 56,968,936
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                          September 30,      March 31,
Increase (Decrease) in Net Assets:                                                             1995             1995
Operations:         Investment income--net                                                 $  2,635,637     $  1,004,317
                    Realized gain on investments--net                                        16,828,067       20,737,686
                    Change in unrealized appreciation on investments--net                    37,505,232        1,142,318
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     56,968,936       22,884,321
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (853,601)        (614,155)
Shareholders          Class B                                                                  (562,757)              --
(Note 1f):            Class C                                                                   (60,696)          (9,723)
                      Class D                                                                   (79,385)         (19,699)
                    Realized gain on investments--net:
                      Class A                                                                (3,473,021)      (7,894,397)
                      Class B                                                                (6,923,984)     (13,778,928)
                      Class C                                                                  (446,192)         (88,207)
                      Class D                                                                  (381,147)        (139,464)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                      distributions to shareholders                                         (12,780,783)     (22,544,573)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital share transactions      125,642,782      174,423,847
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total increase in net assets                                            169,830,935      174,763,595
                    Beginning of period                                                     366,335,509      191,571,914
                                                                                           ------------     ------------
                    End of period*                                                         $536,166,444     $366,335,509
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,539,172     $    459,974
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A
                                                                 For the Six
The following per share data and ratios have been derived           Months
from information provided in the financial statements.              Ended
                                                                  Sept. 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                              1995**     1995**     1994**     1993        1992
Per Share           Net asset value, beginning of period           $  15.63   $  15.88   $  15.32   $  13.86    $  10.84
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .15        .16        .10        .05         .10
                    Realized and unrealized gain on
                    investments--net                                   1.87       1.09       1.87       1.43        3.00
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   2.02       1.25       1.97       1.48        3.10
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.10)      (.10)        --       (.02)       (.08)
                      Realized gain on investments--net                (.40)     (1.40)     (1.41)        --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.50)     (1.50)     (1.41)      (.02)       (.08)
                                                                   --------   --------   --------   --------    --------
                    Net asset  value, end of period                $  17.15   $  15.63   $  15.88   $  15.32    $  13.86
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               13.18%+++   8.85%     13.14%     10.69%      28.71%
Return:***                                                         ========   ========   ========   ========    ========


Ratios to Average   Expenses                                          1.06%*     1.15%      1.17%      1.28%       1.55%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net                            1.82%*     1.04%       .62%       .37%        .83%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $169,419   $106,506   $ 78,804   $ 70,920    $ 57,056
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               25.06%     59.79%     68.70%     42.25%      98.76%
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Based on average shares outstanding during the period.
                 ***Total investment returns exclude the effect of sales loads. +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class B
                                                                  For the Six
The following per share data and ratios have been derived            Months
from information provided in the financial statements.               Ended
                                                                   Sept. 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                               1995**     1995**    1994**     1993**      1992**
Per Share           Net asset value, beginning of period           $  15.16   $  15.49   $  15.01   $  13.70    $  10.77
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income (loss)--net                       .06         --       (.06)      (.09)       (.03)
                    Realized and unrealized gain on
                    investments--net                                   1.82       1.06       1.83       1.40        2.98
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.88       1.06       1.77       1.31        2.95
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.03)        --         --         --        (.02)
                      Realized gain on investments--net                (.40)     (1.39)     (1.29)        --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.43)     (1.39)     (1.29)        --        (.02)
                                                                   --------   --------   --------   --------    --------
                    Net asset  value, end of period                $  16.61   $  15.16   $  15.49   $  15.01    $  13.70
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               12.65%+++   7.70%     12.03%      9.56%      27.41%
Return:***                                                         ========   ========   ========   ========    ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                             1.09%*     1.20%      1.19%      1.28%       1.51%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          2.09%*     2.20%      2.19%      2.28%       2.51%
                                                                   ========   ========   ========   ========    ========
                    Investment income (loss)--net                      .82%*      .02%      (.41%)     (.65%)      (.27%)
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $319,367   $237,359   $112,768   $ 76,182    $ 29,534
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               25.06%     59.79%     68.70%     42.25%      98.76%
                                                                   ========   ========   ========   ========    ========


                   *Annualized.
                  **Based on average shares outstanding during the period.
                 ***Total investment returns exclude the effect of sales loads. +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                         Class C                       Class D

The following per share data and ratios have been derived        For the Six   For the Period  For the Six   For the Period
from information provided in the financial statements.           Months Ended  Oct. 21, 1994++ Months Ended  Oct. 21, 1994++
                                                                  Sept. 30,     to March 31,    Sept. 30,     to March 31,
Increase (Decrease) in Net Asset Value:                             1995**         1995**         1995**         1995**
Per Share           Net asset value, beginning of period          $   15.10      $   15.06      $   15.61      $   15.52
Operating                                                         ---------      ---------      ---------      ---------
Performance:        Investment income--net                              .06            .01            .13            .07
                    Realized and unrealized gain on
                    investments--net                                   1.80            .65           1.86            .66
                                                                  ---------      ---------      ---------      ---------
                    Total from investment operations                   1.86            .66           1.99            .73
                                                                  ---------      ---------      ---------      ---------
                    Less dividends and distributions:
                      Investment income--net                           (.05)          (.06)          (.08)          (.08)
                      Realized gain on investments--net                (.40)          (.56)          (.40)          (.56)
                                                                  ---------      ---------      ---------      ---------
                    Total dividends and distributions                  (.45)          (.62)          (.48)          (.64)
                                                                  ---------      ---------      ---------      ---------
                    Net asset  value, end of period               $   16.51      $   15.10      $   17.12      $   15.61
                                                                  =========      =========      =========      =========


Total Investment    Based on net asset value per share               12.59%+++       4.82%+++      13.03%+++       5.13%+++
Return:***                                                        =========      =========      =========      =========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                             1.10%*         1.41%*         1.05%*         1.36%*
                                                                  =========      =========      =========      =========
                    Expenses                                          2.10%*         2.41%*         1.30%*         1.61%*
                                                                  =========      =========      =========      =========
                    Investment income--net                             .77%*          .14%*         1.55%*          .95%*
                                                                  =========      =========      =========      =========


Supplemental        Net assets, end of period (in thousands)      $  24,758      $  11,434      $  22,622      $  11,037
Data:                                                             =========      =========      =========      =========
                    Portfolio turnover                               25.06%         59.79%         25.06%         59.79%
                                                                  =========      =========      =========      =========

                   *Annualized.
                  **Based on average shares outstanding during the period.
                 ***Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Special Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



NOTES TO FINANCIAL STATEMENTS (continued)

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $1,975       $ 26,801
Class D                                $9,055       $121,951


For the six months ended September 30, 1995, MLPF&S received contingent deferred sales charges of $372,096 and $6,501 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $14,114 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for six months ended September 30, 1995 were $182,344,196 and $99,626,910, respectively.

Net realized and unrealized gains as of September 30, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $16,828,067    $46,157,799
                                  -----------    -----------
Total                             $16,828,067    $46,157,799
                                  ===========    ===========


As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $46,157,799, of which $71,068,237 related to appreciated securities and $24,910,438 related to depreciated securities. At September 30, 1995, the aggregate cost of investments for Federal income tax purposes was $496,317,758.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $125,642,782 and $174,423,847 for the six months ended September 30, 1995 and the year ended March 31, 1995, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the
Six Months Ended                                    Dollar
September 30, 1995                    Shares        Amount

Shares sold                         4,104,564   $ 66,345,203
Shares issued to shareholders
in reinvestment of dividends
and distributions                     242,311      3,840,623
                                  -----------   ------------
Total issued                        4,346,875     70,185,826
Shares redeemed                    (1,282,461)   (21,253,777)
                                  -----------   ------------
Net increase                        3,064,414   $ 48,932,049
                                  ===========   ============



Class A Shares for the
Year Ended                                          Dollar
March 31, 1995                        Shares        Amount

Shares sold                         2,510,523   $ 38,699,950
Shares issued to shareholders
in reinvestment of dividends
and distributions                     496,385      7,197,017
                                  -----------   ------------
Total issued                        3,006,908     45,896,967
Shares redeemed                    (1,152,958)   (17,707,842)
                                  -----------   ------------
Net increase                        1,853,950   $ 28,189,125
                                  ===========   ============



Class B Shares for the
Six Months Ended                                    Dollar
September 30, 1995                    Shares        Amount

Shares sold                         6,045,015   $ 95,114,854
Shares issued to shareholders
in reinvestment of dividends
and distributions                     432,523      6,656,530
                                  -----------   ------------
Total issued                        6,477,538    101,771,384
Shares redeemed                    (2,760,781)   (44,312,619)
Automatic conversion
of shares                            (139,903)    (2,195,112)
                                  -----------   ------------
Net increase                        3,576,854   $ 55,263,653
                                  ===========   ============

Class B Shares for the
Year Ended                                          Dollar
March 31, 1995                        Shares        Amount

Shares sold                        11,451,034   $171,088,878
Shares issued to shareholders
in reinvestment of dividends
and distributions                     882,748     12,456,145
                                  -----------   ------------
Total issued                       12,333,782    183,545,023
Shares redeemed                    (3,711,137)   (55,381,255)
Automatic conversion of           -----------   ------------
shares                               (247,985)    (3,691,530)
                                  -----------   ------------
Net increase                        8,374,660   $124,472,238
                                  ===========   ============



NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Six Months                   Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                           911,327    $14,283,745
Shares issued to shareholders
in reinvestment of dividends
and distributions                      29,837        456,504
                                  -----------    -----------
Total issued                          941,164     14,740,249
Shares redeemed                      (198,991)    (3,229,318)
                                  -----------    -----------
Net increase                          742,173    $11,510,931
                                  ===========    ===========

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to March 31, 1995     Shares        Amount

Shares sold                           828,311    $12,105,918
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,268         85,792
                                  -----------    -----------
Total issued                          834,579     12,191,710
Shares redeemed                       (77,347)    (1,134,143)
                                  -----------    -----------
Net increase                          757,232    $11,057,567
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                           775,721    $12,724,940
Automatic conversion
of shares                             135,808      2,195,112
Shares issued to shareholders
in reinvestment of dividends
and distributions                      25,816        408,666
                                  -----------    -----------
Total issued                          937,345     15,328,718
Shares redeemed                      (323,239)    (5,392,569)
                                  -----------    -----------
Net increase                          614,106    $ 9,936,149
                                  ===========    ===========



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to March 31, 1995     Shares        Amount

Shares sold                           496,638    $ 7,482,596
Automatic conversion of shares        240,716      3,691,530
Shares issued to shareholders
in reinvestment of dividends
and distributions                      10,621        149,861
                                  -----------    -----------
Total issued                          747,975     11,323,987
Shares redeemed                       (40,986)      (619,070)
                                  -----------    -----------
Net increase                          706,989    $10,704,917
                                  ===========    ===========

[FN]
++Commencement of Operations.

PORTFOLIO INFORMATION


                                    Percent of
Top Ten Equity Holdings             Net Assets

PXRE Corp.                              3.1%
Charter One Financial, Inc.             2.6
Security-Connecticut Corp.              2.4
Ace, Ltd.                               2.3
Redman Industries, Inc.                 2.0
Norton McNaughton, Inc.                 1.9
Stratus Computer, Inc.                  1.5
Boole & Babbage, Inc.                   1.3
Charter Medical Corp.                   1.3
Control Data Systems, Inc.              1.2




                                    Percent of
Ten Largest Industries              Net Assets

Insurance                              10.9%
Natural Resources                       8.0
Data Processing                         7.4
Retailing                               6.8
Banks & Finance                         5.5
Apparel                                 4.5
Computers                               3.7
Health Care--Products & Services        3.5
Real Estate & Real Estate Investment
  Trusts                                3.3
Building & Building Materials           3.2





PORTFOLIO INFORMATION (concluded)


Equity Portfolio Changes for the Quarter Ended
September 30, 1995

 Additions

 AGCO Corp.
 Amdahl Corp.
 American National Insurance Co.
 Arcadian Corp.
 Ariad Pharmaceuticals, Inc.
*Astea International, Inc.
 Athena Neurosciences, Inc.
 Control Data Systems, Inc.
 Core Laboratories N.V.
*Cygnus Therapeutic Systems
*Desktop Data, Inc.
 Dovatron International, Inc.
 Dress Barn, Inc.
 Duplex Products, Inc.
*Evergreen Media Corp.
 First Colony Corp.
*First Financial Corp.
 Gensia, Inc.
 Global Natural Resources, Inc.
*Harbinger Corp.
*Jayhawk Acceptance Corp.
 Lesco, Inc.
*Lincare Holdings, Inc.
 Mid-America Apartment Communities, Inc.
 NeoRx Corp.
*Netscape Communications Corp.
 Neurogen Corporation
 Newpark Resources, Inc.
*Novadigm, Inc.
*ON Technology Corp.
*Oakley, Inc.
*OnTrak Systems, Inc.
*Pediatrix Medical Group, Inc.
 Plains Resources, Inc.
 Platinum Technology, Inc.
 Progress Software Corp.
*Redhook Ale Brewery, Inc.
 SangStat Medical Corp.
 Sheldahl, Inc.
 Shoney's, Inc.
*Smartflex Systems, Inc.
 Tandem Computers, Inc.
 Technitrol, Inc.
*Telecom Semiconductor, Inc.
 Univax Biologics, Inc.
 Utah Medical Products, Inc.
 VMARK Software, Inc.
 Whole Foods Market, Inc.

 Deletions

*Astea International, Inc.
 Asyst Technologies, Inc.
 Blount, Inc. (Class A)
 Coram Healthcare Corporation
*Cygnus Therapeutic Systems
*Desktop Data, Inc.
 Duracraft Corp.
 Energy Ventures, Inc.
 Everest & Jennings International (Class A)
*Evergreen Media Corp.
 Filene's Basement Corp.
*First Financial Corp.
 Fischer Imaging Corp.
 Genetic Therapy, Inc.
*Harbinger Corp.
*Jayhawk Acceptance Corp.
 Jones Apparel Group, Inc.
 Landmark Graphics Corp.
 Lillian Vernon Corp.
*Lincare Holdings, Inc.
 Movie Gallery, Inc.
 National Steel Corp.
*Netscape Communications Corp.
*Novadigm, Inc.
*ON Technology Corp.
 ONBANCorp, Inc.
*Oakley, Inc.
*OnTrak Systems, Inc.
*Pediatrix Medical Group, Inc.
*Redhook Ale Brewery, Inc.
 Riviana Foods, Inc.
 Sequus Pharmaceuticals, Inc.
*Smartflex Systems, Inc.
 Symantec Corp.
 Taco Cabana, Inc.
*Telecom Semiconductor, Inc.
 The Town and Country Trust
 Weatherford International, Inc.

[FN]
*Added and deleted in the same quarter.